UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 31, 2015

Education Realty Trust, Inc.

Education Realty Operating Partnership, LP

(Exact Name of Registrant as Specified in Its Charter)

Maryland Delaware	001-32417 333-199988-01	20-1352180 20-1352332
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

999 South Shady Grove Road, Suite 600 Memphis, Tennessee	38120
(Address of Principal Executive Offices)	(Zip Code)

901-259-2500

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On August 31, 2015, in connection with the upcoming expiration of its Shelf Registration Statement on Form S-3 (File No. 333-183790) that was filed with the Securities and Exchange Commission (the “SEC”) on September 7, 2012 (the “Expiring Shelf”), Education Realty Trust, Inc., a Maryland corporation (the “Company”), filed with the SEC the following two prospectus supplements under the Company’s Shelf Registration Statement on Form S-3 (File No. 333-199988) that was filed with the SEC on November 7, 2014 and that became automatically effective upon filing in accordance with Rule 462(e) of the Securities Act of 1933, as amended:

(i)	A prospectus supplement covering the offering of 4,000,000 shares of the Company’s common stock, $0.01 par value per share (the “Common Stock”), pursuant to the Company’s Amended and Restated Dividend Reinvestment and Direct Stock Purchase Plan (the “DRIP Prospectus Supplement”). The DRIP Prospectus Supplement continues an offering previously covered by a prospectus supplement filed under the Expiring Registration Statement.

(ii)	A prospectus supplement covering the offering of the remaining unsold portion of the up to $150,000,000 in shares of Common Stock pursuant to the Company’s existing at-the-market equity distribution program (the “ATM Prospectus Supplement”). The ATM Prospectus Supplement continues an offering previously covered by the Expiring Shelf Registration Statement. In connection with the filing of the ATM Prospectus Supplement, the Company and Education Realty Operating Partnership, LP (the “Operating Partnership”) executed amendments, dated August 31, 2015, to the equity distribution agreements entered into with each of KeyBanc Capital Markets Inc., RBC Capital Markets, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated. Copies of the amendments to the equity distribution agreements are attached hereto as Exhibits 1.1, 1.2 and 1.3, respectively, and are incorporated herein by reference.

Venable LLP issued its opinions with respect to the legality of the shares covered by the DRIP Prospectus Supplement and the ATM Prospectus Supplement, which opinions are attached hereto as Exhibits 5.1 and 5.2, respectively, and are incorporated herein by reference. Morrison & Foerster LLP issued its opinions with respect to certain U.S. federal tax matters, which opinions are attached hereto as Exhibits 8.1 and 8.2, respectively, and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	Amendment No. 1 to Equity Distribution Agreement, dated August 31, 2015, by and among Education Realty Trust, Inc., Education Realty Operating Partnership, LP and KeyBanc Capital Markets Inc.
1.2	Amendment No. 1 to Equity Distribution Agreement, dated August 31, 2015, by and among Education Realty Trust, Inc., Education Realty Operating Partnership, LP and RBC Capital Markets, LLC.
1.3	Amendment No. 1 to Equity Distribution Agreement, dated August 31, 2015, by and among Education Realty Trust, Inc., Education Realty Operating Partnership, LP and RBC Capital Markets, LLC.
5.1	Opinion of Venable LLP regarding the legality of the shares (DRIP Prospectus Supplement).
5.2	Opinion of Venable LLP regarding the legality of the shares (ATM Prospectus Supplement).
8.1	Opinion of Morrison & Foerster LLP regarding certain U.S. federal tax matters. (DRIP Prospectus Supplement).
8.2	Opinion of Morrison & Foerster LLP regarding certain U.S. federal tax matters (ATM Prospectus Supplement).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDUCATION REALTY TRUST, INC.

Date: August 31, 2015	By:	/s/ Edwin B. Brewer, Jr.
Edwin B. Brewer, Jr. Executive Vice President and Chief Financial Officer

EDUCATION REALTY OPERATING PARTNERSHIP, LP

By: EDUCATION REALTY OP GP, INC., its general partner

By: /s/ Edwin B. Brewer, Jr.
Edwin B. Brewer, Jr. Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
1.1	Amendment No. 1 to Equity Distribution Agreement, dated August 31, 2015, by and among Education Realty Trust, Inc., Education Realty Operating Partnership, LP and KeyBanc Capital Markets Inc.
1.2	Amendment No. 1 to Equity Distribution Agreement, dated August 31, 2015, by and among Education Realty Trust, Inc., Education Realty Operating Partnership, LP and RBC Capital Markets, LLC.
1.3	Amendment No. 1 to Equity Distribution Agreement, dated August 31, 2015, by and among Education Realty Trust, Inc., Education Realty Operating Partnership, LP and RBC Capital Markets, LLC.
5.1	Opinion of Venable LLP regarding the legality of the shares (DRIP Prospectus Supplement).
5.2	Opinion of Venable LLP regarding the legality of the shares (ATM Prospectus Supplement).
8.1	Opinion of Morrison & Foerster LLP regarding certain U.S. federal tax matters. (DRIP Prospectus Supplement).
8.2	Opinion of Morrison & Foerster LLP regarding certain U.S. federal tax matters (ATM Prospectus Supplement).